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                              CONSULTING AGREEMENT


THIS AGREEMENT FOR CONSULTING SERVICES (the "Agreement") is entered into and effective as of the _____ day of ______________ by and between ARN SCHOCH, of 2F
- 1260 Hornby Street, Vancouver, British Columbia (the "Consultant"), and DESTINY MEDIA TECHNOLOGIES INC., a Colorado corporation, having an office at Suite 950, 555 West Hastings Street, Vancouver, British Columbia (the "Corporation").


1.     RECITAL

This Agreement is entered into with reference to and in contemplation of the following facts, circumstances and representations:

1.1 The Corporation desires to engage the services of the Consultant to assist it with respect to business development.

1.2 The Consultant desires to provide such business development services to the Corporation as a contractor and pursuant to the terms and conditions set forth herein.

1.3 The Corporation intends to file a registration statement in Form S-8 (the "Registration Statement") to qualify the issuance of shares to the Consultant by way of compensation under the Securities Act of 1933.


2.     NATURE  AND  EXTENT  OF  CONSULTING  SERVICES

2.1     Term  of  Agreement  This Agreement shall be for a term of 12 months and
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shall  terminate  on  May  3,  2003.

2.2     Duties  of  Consultant  During  the  term  of this Agreement, Consultant
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shall  provide  advice  to  undertake  for  and  consult  with  the  Corporation concerning the Corporation's business development. More specifically, the Consultant will:

     (1) consult with the Corporation concerning on-going strategic corporate planning and long-term investment policies, including any revision of the Corporation's Business Plan;

     (2) render advice with respect to leasing and/or other financing arrangements;

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     (3)  consult  with  and  advise  the  Corporation with regards to potential mergers and acquisitions, whether the Corporation be the acquiring Corporation or the target of acquisition;

     (4) assist management of the Corporation in order to evaluate the Corporation's managerial, marketing and sales requirements;

     (5) provide software marketing and sales efforts with the objective of increasing sales of the Company's products and services by $1,000,000 per year.

With respect to the duties of the Consultant, it is specifically understood that advice rendered by the Consultant with respect to financing arrangements will not include financings involving any securities issuance by the Corporation whether equity or debt.

2.3     Devotion  to  Duty  The  Consultant  agrees  to  devote  such time as is
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reasonable  on  an  "as  needed"  basis  with  respect  to  the subject business development services. The Consultant is free to represent or perform services for other clients, provided it does not interfere with the duties contained in this Agreement.

2.4     Duties of The Corporation  The Corporation shall provide the Consultant,
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on  a regular and timely basis, with all approved data and information about the
Corporation, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by the Consultant, and shall advise the Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph.

2.5     Compensation  In  consideration  of  entering  into  this Agreement, the
        ------------
Corporation shall issue to the Consultant upon effectiveness of the Registration Statement, 800,000 shares of the Corporation's common stock which shares are fully paid upon the execution hereof and the binding of the Consultant to the obligations herein. The Corporation agrees to file the Registration Statement as soon as practicable following execution of this Agreement.

2.6     Nondisclosure  of Information  The Consultant agrees that it will not at
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any  time,  in  any  fashion,  form  or  manner,  either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation, in any manner whatsoever, any information of any kind, nature or description concerning any matters affecting or relating to the business of the Corporation.

2.7     Assignment  of  Agreement  Due to the personal nature of the services to
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be  rendered  by  the  Consultant,  this  Agreement  may  not be assigned by the
Consultant  without  the  prior  written  consent  of  the  Corporation.


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2.8     Prohibited Activities  Consulting services provided under this Agreement
        ---------------------
shall  not  include:

     (1) services in connection with the offer or sale of securities in a capital-raising transaction;

     (2) services that directly or indirectly promote or maintain a market for the securities of the Corporation including without limitation the dissemination of information that reasonably may be expected to sustain or raise or otherwise influence the price of the securities;

     (3)  services  providing  investor relations or shareholder communications;

     (4)  consultation  on  mergers  that  take  a  private  company  public;

     (5) consultation in connection with financing that involves any securities issuance, whether equity or debt.


3.     CO-OPERATION, ARBITRATION, INTERPRETATION, MODIFICATION AND ATTORNEY FEES

3.1     Co-operation of Parties  The parties further agree that they will do all
        -----------------------
things necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and give effect to the purposes of this Agreement.

3.2     Governing  Law  The Agreement shall be governed by the laws of the State
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of  Nevada  and each party irrevocably attorns to the jurisdiction of the courts of  the  State  of  Nevada.

3.3     Modification  of Agreement  This Agreement may be amended or modified in
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any  way  and  at  any  time  by an instrument in writing, signed by each of the parties hereto, stating the manner in which it is amended or modified. Any such writing amending or modifying of this Agreement shall be attached to and kept with this Agreement.

3.4     Legal  Fees  If  any legal action or any arbitration or other proceeding
        -----------
is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable legal fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

3.5     Entire  Agreement  This  Agreement  constitutes the entire Agreement and
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understanding  of  the  parties  hereto  with  respect to the matters herein set forth,  and


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all  prior  negotiations,  writings  and  understandings relating to the subject matter of this Agreement are merged herein and are superseded and cancelled by this Agreement.

3.6     Counterparts  This  Agreement may be signed in one or more counterparts.
        ------------

3.7     Facsimile  Transmission  Signatures  A  signature received pursuant to a
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facsimile  transmission  shall  be sufficient to bind a party to this Agreement.

3.8 This Agreement supercedes all previous Agreements between the Corporation and the Consultant relating to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

DESTINY MEDIA SOFTWARE INC.
by its authorized signatory:

/s/ Steve Vestergaard
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Signature of Authorized Signatory

Steve Vestergaard
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Name of Authorized Signatory

CEO
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Position of Authorized Signatory

SIGNED, SEALED AND DELIVERED
BY ARN SCHOCH
in the presence of:

/s/ Jeff Redmond
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Signature of Witness
                                             /s/ Arn Schoch
#1040 - 1055 W. Hastings St.
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Address of Witness                           ARN SCHOCH

Vancouver, BC
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V6E 2E9